MFS® EMERGING MARKETS DEBT FUND
MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND
MFS® EQUITY INCOME FUND

Effective immediately, the paragraph entitled "Commodity Pool Operator Regulation" under the heading "Appendix K – Investment Strategies and Risks" is restated in its entirety as follows:

Commodity Pool Operator Regulation.  Except with respect to MFS Emerging Markets Debt Local Currency Fund, a notice has been filed with the National Futures Association (NFA) claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to such Funds.  As a result, MFS, as adviser to such Funds, is not currently subject to registration or regulation as a CPO with respect to such Funds.  However, if in the future a Fund is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

MFS, as adviser to MFS Emerging Markets Debt Local Currency Fund, is registered and regulated as a CPO under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder with respect to such Fund.

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